UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 22, 2009

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]      Written  communications  pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

[_]      Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]      Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

[_]      Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 7.01	Other Events

Item 9.01(d)	Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 99.1:                      Press Release

Item 7.01 Regulation FD Disclosure.

On April 22, 2009, Altair Nanotechnologies Inc. (the "Company") issued a press release entitled “Altair Nanotechnologies Ships Batteries to the U.S. Army” announcing the of shipment of 40 advanced battery systems pursuant to the Company’s existing contract with the U.S. Army's Picatinny Arsenal in New Jersey. The  U.S. Army's Picatinny Arsenal contract was previously announced on August 6, 2008.  The full text of the press release is provided herewith as Exhibit 99.1.

The information in Item 7.01 of this Report  (including exhibit 99.1) shall not be deemed to be "filed" for  purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended  (the  "Exchange  Act"),  or  otherwise  subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended,  or the Exchange Act, except as expressly set forth by specific  reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

99.1      Altair Nanotechnologies Ships Batteries to the U.S. Army Press Release issued by the Company dated April 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: April 22, 2009	By:	/s/ John Fallini
John Fallini, Chief Financial Officer